UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 8, 2017

MyDx, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-55596	99-0384160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6335 Ferris Square, Suite B

San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

800-814-4550
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

Since November 22, 2016, MyDx, Inc. (the “Company”) has issued, in reliance upon Section 4(a)(2) of the Securities Act of 1933, as amended, 1,051,998,015 shares of common stock pursuant to conversion notices of all convertible redeemable notes outstanding, with the remaining principle balance equal to $46,406.21 as of March 10, 2017.

Item 7.01	Regulation FD Disclosure.

Effective March 8, 2017, senior management of the Company have begun using the materials included in Exhibit 99.1 to this report (the “Investor Presentation”) in connection with presentations to existing shareholders and potential investors of the Company. The Investor Presentation is incorporated into this Item 7.01 by reference and will be available on the Company’s website at www.magnegas.com.

Without limiting the generality of the foregoing, the “Forward-Looking Statements” disclosure contained in the Investor Presentation is incorporated by reference into this Item 7.01. The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and such information is not incorporated by reference into any registration statements or other document filed under the Securities Act of 1933, as amended or the Exchange Act, regardless of the general incorporation language contained in such filing, except as shall be expressly set forth by specific reference to this filing..

Item 8.01	Other Events.

On March 9, 2017, Judge Thomas Rebull of the Eleventh Judicial Circuit of Florida issued two orders in favor of the Company. First, an order to have a hearing on March 13, 2017 to enable the court to adjudicate whether to grant the Company’s emergency motion to prevent Phoenix Fund Management, LLC (“Phoenix”) from submitting any further issuance notices pursuant to the June 2016 $250,000 Section 3(a)(10) settlement. The Company believes Phoenix has received all shares to which it is entitled pursuant to the Section 3(a)(10) settlement. Until the hearing, Phoenix is enjoined from submitting any further issuance notices pursuant to the Section 3(a)(10) settlement. Second, a temporary restraining order against Phoenix to prevent Phoenix from submitting any further conversion notices pursuant to a $1 million convertible note it holds. The Company believes Phoenix has fully exercised this convertible note. The hearing on March 13, 2017 will include further argument and further adjudication of this issue. The Company cannot predict the ultimate outcome of these two litigations.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Investor Presentation, dated March 8, 2017

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MyDx, Inc.

Date: March 10, 2017	By:	/s/ Daniel Yazbeck
Daniel Yazbeck
Chief Executive Officer

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